UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 1, 2008

TRUE RELIGION APPAREL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51483	98-0352633
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2263 East Vernon Avenue

Vernon, California 90058

(Address of Principal Executive Offices, Zip Code)

(323) 266-3072

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On May 2, 2008, True Religion Apparel, Inc. (the “Company”) announced that it received a letter from the Nasdaq Listing Qualifications Panel (the “Panel”) confirming that the Company has evidenced substantial compliance with the Panel’s previous decision, and, accordingly, the Panel determined to continue the listing of the Company’s securities on The Nasdaq Stock Market. On May 1, 2008, the Company filed its Annual Report on Form 10-K for the year ended December 31, 2007; its Quarterly Report on Form 10-Q for the quarter ended September 30, 2007; its amended Annual Report on Form 10-K/A for the year ended December 31, 2006; and its amended Quarterly Reports on Form 10-Q/A for the quarters ended March 31, 2007 and June 30, 2007. The full text of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
99.1	Press Release dated May 2, 2008 of True Religion Apparel, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 2, 2008	TRUE RELIGION APPAREL, INC.

By: Name: Title:	/s/ Peter F. Collins Peter F. Collins Chief Financial Officer

INDEX TO EXHIBITS

99.1	Press Release dated May 2, 2008 of True Religion Apparel, Inc.